MARSHALL FUNDS, INC.

(All Portfolios)

Advisor Class of Shares (Class A)

Institutional Class of Shares (Class I)

Investor Class of Shares (Class Y)

Supplement to the Prospectuses and Statements of Additional Information for all Portfolios, except Marshall Government Money Market Fund and Marshall Tax Free Money Market Fund, dated October 31, 2003

Supplement to Prospectuses and Statement of Additional Information for Marshall Government Money Market Fund dated February 27, 2004

Supplement to Prospectus and Statement of Additional Information for
the Investor Class of Shares of the Marshall Tax Free Money Market Fund dated September 7, 2004

Effective September 1, 2004, the following changes were made to the service providers to the portfolios of Marshall Funds, Inc. (the “Funds”):

UMB Fund Services, Inc. replaced Federated Services Company as sub-administrator and fund accountant to the Funds.

Boston Financial Data Services, Inc. replaced Federated Services Company as transfer agent and dividend-disbursing agent to the Funds.

Grand Distribution Services, LLC replaced Edgewood Services, Inc. as distributor to the Funds.

Investors Bank & Trust Company replaced State Street Bank & Trust Company as custodian and fund accountant to the Marshall International Stock Fund.

The date of this Supplement is October 5, 2004.

Please keep this Supplement with your records.